Exhibit 99.2

SEALED AIR CORPORATION

SUPPLEMENTARY INFORMATION

REVISED U.S. GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS(1)

(unaudited)

(in millions, except per share data)

	2013					2012
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year Ended	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year Ended
Net sales	$1,828.9	$1,937.4	$1,912.0	$2,012.5	$7,690.8	$1,822.8	$1,901.9	$1,878.6	$1,955.9	$7,559.2
Cost of sales	1,216.7	1,278.3	1,262.1	1,346.2	5,103.3	1,207.5	1,279.2	1,240.3	1,309.9	5,036.9

Gross profit	612.2	659.1	649.9	666.3	2,587.5	615.3	622.7	638.3	646.0	2,522.3
As a % of total net sales	33.5%	34.0%	34.0%	33.1%	33.6%	33.8%	32.7%	34.0%	33.0%	33.4%
Selling, general and administrative expenses	434.7	449.9	426.0	438.6	1,749.2	442.2	464.5	423.9	426.1	1,756.7
As a % of total net sales	23.8%	23.2%	22.3%	21.8%	22.7%	24.3%	24.4%	22.6%	21.8%	23.2%
Amortization expense of intangible assets acquired	31.9	31.4	29.1	30.8	123.2	32.3	33.6	32.7	34.1	132.7
Impairment of goodwill and other intangible assets	—	—	—	—	—	—	—	1,334.3	558.0	1,892.3
Stock appreciation rights expense (income)	18.0	0.1	8.7	11.3	38.1	11.8	(9.1)	2.9	12.8	18.4
Costs related to the acquisition and integration of Diversey	0.4	—	0.3	0.4	1.1	1.8	1.7	1.3	2.6	7.4
Restructuring and other charges	(0.2)	11.9	49.5	12.6	73.8	47.0	26.3	36.8	32.4	142.5

Operating profit (loss)	127.4	165.8	136.3	172.6	602.1	80.2	105.7	(1,193.6)	(420.0)	(1,427.7)
As a % of total net sales	7.0%	8.6%	7.1%	8.6%	7.8%	4.4%	5.6%	-63.5%	-21.5%	-18.9%
Interest expense	(90.8)	(89.7)	(88.9)	(91.6)	(361.0)	(97.3)	(97.3)	(96.6)	(93.5)	(384.7)
Impairments of equity method investment	—	—	(2.1)	—	(2.1)	—	(23.5)	—	—	(23.5)
Foreign currency exchange income (losses) related to Venezuelan subsidiaries	(13.1)	(0.5)	0.7	(0.2)	(13.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.4)
Losses on debt redemption	(32.3)	(0.1)	—	(3.9)	(36.3)	—	—	—	(36.9)	(36.9)
Other income (expense), net	0.3	(3.3)	0.3	(9.2)	(11.9)	(3.8)	(5.9)	1.4	(1.1)	(9.4)

Income (loss) from continuing operations before income tax provision (benefit)	(8.5)	72.2	46.3	67.7	177.7	(21.0)	(21.1)	(1,288.9)	(551.6)	(1,882.6)
Income tax provision (benefit)	(9.2)	17.9	11.2	64.1	84.0	(10.9)	1.5	(48.9)	(206.4)	(264.7)

Effective income tax rate	108.2%	24.8%	24.2%	94.7%	47.3%	51.9%	-7.1%	3.8%	37.4%	14.1%
Net earnings (loss) from continuing operations	0.7	54.3	35.1	3.6	93.7	(10.1)	(22.6)	(1,240.0)	(345.2)	(1,617.9)
Net earnings from discontinued operations	2.0	2.0	2.5	24.0	30.5	4.1	9.0	7.6	186.9	207.6

Net earnings (loss) available to common stockholders	$2.7	$56.3	$37.6	$27.6	$124.2	$(6.0)	$(13.6)	$(1,232.4)	$(158.3)	$(1,410.3)

Net earnings (loss) per common share:
Basic :
Continuing operations	$—	$0.28	$0.18	$0.02	$0.48	$(0.05)	$(0.12)	$(6.42)	$(1.79)	$(8.39)
Discontinued operations	0.01	0.01	0.01	0.12	0.16	0.02	0.05	0.04	0.97	1.08

Net earnings (loss) per common share - basic	$0.01	$0.29	$0.19	$0.14	$0.64	$(0.03)	$(0.07)	$(6.38)	$(0.82)	$(7.31)

Diluted:
Continuing operations	$—	$0.25	$0.17	$0.02	$0.44	$(0.05)	$(0.12)	$(6.42)	$(1.79)	$(8.39)
Discontinued operations	0.01	0.01	0.01	0.11	0.14	0.02	0.05	0.04	0.97	1.08

Net earnings (loss) per common share - diluted	$0.01	$0.26	$0.18	$0.13	$0.58	$(0.03)	$(0.07)	$(6.38)	$(0.82)	$(7.31)

Dividends per common share	0.13	0.13	0.13	$0.13	$0.52	$0.13	$0.13	$0.13	$0.13	$0.52

Weighted average number of common shares outstanding:
Basic	193.8	194.8	194.9	194.9	194.6	191.9	193.0	193.2	193.3	192.8

Diluted	212.7	213.6	213.7	213.9	213.5	191.9	193.0	193.2	193.3	192.8

(1)	The supplementary information above has been revised to reflect the sale of the rigid medical packaging business in 2013. Results for the rigid medical packaging business were reclassified to discontinued operations in 2013 and 2012.

SEALED AIR CORPORATION

SUPPLEMENTARY INFORMATION

REVISED NON-U.S. GAAP ADJUSTED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS(1)

(unaudited)

(in millions, except per share data)

	2013					2012
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year Ended	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year Ended
Net sales	$1,828.9	$1,937.4	$1,912.0	$2,012.5	$7,690.8	$1,822.8	$1,901.9	$1,878.6	$1,955.9	$7,559.2
Cost of sales	1,215.2	1,274.8	1,261.4	1,344.5	5,095.9	1,199.7	1,276.6	1,240.5	1,301.8	5,018.6

Gross profit	613.7	662.6	650.6	668.0	2,594.9	623.1	625.3	638.1	654.1	2,540.6
As a % of total net sales	33.6%	34.2%	34.0%	33.2%	33.7%	34.2%	32.9%	34.0%	33.4%	33.6%
Selling, general and administrative expenses	430.3	442.7	418.4	433.2	1,724.6	436.7	453.3	419.5	424.3	1,733.8
As a % of total net sales	23.5%	22.9%	21.9%	21.5%	22.4%	24.0%	23.8%	22.3%	21.7%	22.9%
Amortization expense of intangible assets acquired	31.9	31.4	29.1	30.8	123.2	32.3	33.6	32.7	34.1	132.7
Impairment of goodwill and other intangible assets	—	—	—	—	—	—	—	—	—	—
Stock appreciation rights expense	—	—	—	—	—	—	—	—	—	—
Costs related to the acquisition and integration of Diversey	—	—	—	—	—	—	—	—	—	—
Restructuring and other charges	—	—	—	—	—	—	—	—	—	—

Operating profit	151.5	188.5	203.1	204.0	747.1	154.1	138.4	185.9	195.7	674.1
As a % of total net sales	8.3%	9.7%	10.6%	10.1%	9.7%	8.5%	7.3%	9.9%	10.0%	8.9%
Interest expense	(90.8)	(89.7)	(88.9)	(91.6)	(361.0)	(97.3)	(97.3)	(96.6)	(93.5)	(384.7)
Impairments of equity method investment	—	—	—	—	—	—	—	—	—	—
Foreign currency exchange losses related to Venezuelan subsidiaries	—	—	—	—	—	—	—	—	—	—
Losses on debt redemption	—	—	—	—	—	—	—	—	—	—
Other income (expense), net	0.4	(3.1)	0.7	(9.3)	(11.3)	(3.9)	(5.8)	1.7	(1.7)	(9.7)

Income from continuing operations before income tax provision	61.1	95.7	114.9	103.1	374.8	52.9	35.3	91.0	100.5	279.7
Income tax provision	11.2	21.8	25.4	18.9	77.3	11.4	9.5	28.7	21.8	71.4

Effective income tax rate	18.3%	22.8%	22.1%	18.3%	20.6%	21.5%	27.0%	31.6%	21.6%	25.5%
Net earnings from continuing operations	49.9	73.9	89.5	84.2	297.5	41.5	25.8	62.3	78.7	208.3
Net earnings from discontinued operations	—	—	—	—	—	—	—	—	—	—

Net earnings available to common stockholders	$49.9	$73.9	$89.5	$84.2	$297.5	$41.5	$25.8	$62.3	$78.7	$208.3

Net earnings per common share:
Basic :
Continuing operations	$0.26	$0.38	$0.46	$0.43	$1.53	$0.22	$0.13	$0.32	$0.40	$1.07
Discontinued operations	—	—	—	—	—	—	—	—	—	—

Net earnings per common share - basic	$0.26	$0.38	$0.46	$0.43	$1.53	$0.22	$0.13	$0.32	$0.40	$1.07

Diluted:
Continuing operations	$0.23	$0.35	$0.42	$0.39	$1.39	$0.20	$0.12	$0.29	$0.37	$0.98
Discontinued operations	—	—	—	—	—	—	—	—	—	—

Net earnings per common share - diluted	$0.23	$0.35	$0.42	$0.39	$1.39	$0.20	$0.12	$0.29	$0.37	$0.98

Dividends per common share	$0.13	$0.13	$0.13	$0.13	$0.52	$0.13	$0.13	$0.13	$0.13	$0.52

Weighted average number of common shares outstanding:
Basic	193.8	194.8	194.9	194.9	194.6	191.9	193.0	193.2	193.3	192.8

Diluted	212.7	213.6	213.7	213.9	213.5	210.2	211.4	211.5	211.7	211.2

Non-U.S. GAAP Adjusted EBITDA:
Non-U.S. GAAP adjusted operating profit	151.5	188.5	203.1	204.0	747.1	154.1	138.4	185.9	195.7	674.1
Other income (expense), net	0.4	(3.1)	0.7	(9.3)	(11.3)	(3.9)	(5.8)	1.7	(1.7)	(9.7)
Depreciation and amortization	79.5	81.8	72.7	73.5	307.5	83.6	80.2	81.2	72.1	317.1
Write down of non-strategic assets, included in depreciation and amortization	—	(5.0)	—	(0.3)	(5.3)	(5.4)	(0.1)	0.3	4.4	(0.8)

Non-U.S. GAAP adjusted EBITDA - continuing operations	$231.4	$262.2	$276.5	$267.9	$1,038.0	$228.4	$212.7	$269.1	$270.5	$980.7

As a % of total net sales	12.7%	13.5%	14.5%	13.3%	13.5%	12.5%	11.2%	14.3%	13.8%	13.0%

(1)	The results included above are presented on a non-U.S. GAAP basis, adjusted for items the Company categorizes, as special items. See “Use of Non-U.S. GAAP Financial Information” included in this current report on Form 8-K.

SEALED AIR CORPORATION

SUPPLEMENTARY INFORMATION

REVISED ITEMS TO RECONCILE U.S. GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS TO NON-U.S. GAAP ADJUSTED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS(1)

(unaudited)

(in millions, except per share data)

	2013					2012
	First	Second	Third	Fourth	Year	First	Second	Third	Fourth	Year
	Quarter	Quarter	Quarter	Quarter	Ended	Quarter	Quarter	Quarter	Quarter	Ended
Net sales	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Cost of sales	1.5	3.5	0.7	1.7	7.4	7.8	2.6	(0.2)	8.1	18.3

Gross profit	(1.5)	(3.5)	(0.7)	(1.7)	(7.4)	(7.8)	(2.6)	0.2	(8.1)	(18.3)
As a % of total net sales	-0.1%	-0.2%	0.0%	-0.1%	-0.1%	-0.4%	-0.1%	0.0%	-0.4%	-0.2%
Selling, general and administrative expenses	4.4	7.2	7.6	5.4	24.6	5.5	11.2	4.4	1.8	22.9
As a % of total net sales	0.2%	0.4%	0.4%	0.3%	0.3%	0.3%	0.6%	0.2%	0.1%	0.3%
Amortization expense of intangible assets acquired	—	—	—	—	—	—	—	—	—	—
Impairment of goodwill and other intangible assets	—	—	—	—	—	—	—	1,334.3	558.0	1,892.3
Stock appreciation rights expense (income)	18.0	0.1	8.7	11.3	38.1	11.8	(9.1)	2.9	12.8	18.4
Costs related to the acquisition and integration of Diversey	0.4	—	0.3	0.4	1.1	1.8	1.7	1.3	2.6	7.4
Restructuring and other charges	(0.2)	11.9	49.5	12.6	73.8	47.0	26.3	36.8	32.4	142.5

Operating loss	(24.1)	(22.7)	(66.8)	(31.4)	(145.0)	(73.9)	(32.7)	(1,379.5)	(615.7)	(2,101.8)
As a % of total net sales	-1.3%	-1.2%	-3.5%	-1.6%	-1.9%	-4.1%	-1.7%	-73.4%	-31.5%	-27.8%
Interest expense	—	—	—	—	—	—	—	—	—	—
Impairments of equity method investment	—	—	(2.1)	—	(2.1)	—	(23.5)	—	—	(23.5)
Foreign currency exchange income (losses) related to Venezuelan subsidiaries	(13.1)	(0.5)	0.7	(0.2)	(13.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.4)
Losses on debt redemption	(32.3)	(0.1)	—	(3.9)	(36.3)	—	—	—	(36.9)	(36.9)
Other income (expense), net	(0.1)	(0.2)	(0.4)	0.1	(0.6)	0.1	(0.1)	(0.3)	0.6	0.3

Loss from continuing operations before income tax	(69.6)	(23.5)	(68.6)	(35.4)	(197.1)	(73.9)	(56.4)	(1,379.9)	(652.1)	(2,162.3)
Income tax provision (benefit)	(20.4)	(3.9)	(14.2)	45.2	6.7	(22.3)	(8.0)	(77.6)	(228.2)	(336.1)

Effective income tax rate	89.9%	2.0%	2.1%	76.4%	26.6%	30.4%	-34.1%	-27.8%	15.8%	-11.5%
Net loss from continuing operations	(49.2)	(19.6)	(54.4)	(80.6)	(203.8)	(51.6)	(48.4)	(1,302.3)	(423.9)	(1,826.2)
Net earnings from discontinued operations	2.0	2.0	2.5	24.0	30.5	4.1	9.0	7.6	186.9	207.6

Net loss available to common stockholders	$(47.2)	$(17.6)	$(51.9)	$(56.6)	$(173.3)	$(47.5)	$(39.4)	$(1,294.7)	$(237.0)	$(1,618.6)

Net earnings (loss) per common share:
Basic :
Continuing operations	$(0.25)	$(0.10)	$(0.28)	$(0.41)	$(1.05)	$(0.27)	$(0.25)	$(6.74)	$(2.19)	$(9.46)
Discontinued operations	0.01	0.01	0.01	0.12	0.16	0.02	0.05	0.04	0.97	1.08

Net earnings (loss) per common share - basic	$(0.24)	$(0.09)	$(0.27)	$(0.29)	$(0.89)	$(0.25)	$(0.20)	$(6.70)	$(1.22)	$(8.39)

Diluted:
Continuing operations	$(0.23)	$(0.09)	$(0.25)	$(0.38)	$(0.95)	$(0.25)	$(0.24)	$(6.71)	$(2.16)	$(9.37)
Discontinued operations	0.01	0.01	0.01	0.11	0.14	0.02	0.05	0.04	0.97	1.08

Net earnings (loss) per common share - diluted	$(0.22)	$(0.08)	$(0.24)	$(0.26)	$(0.81)	$(0.23)	$(0.19)	$(6.67)	$(1.19)	$(8.29)

(1)	Revised items to reconcile U.S. GAAP condensed consolidated statements of operations to Non-U.S. GAAP adjusted condensed consolidated statements of operations consist of unusual or special items. For 2013, special items primarily included restructuring and associated costs related to Earnings Quality Improvement Program (“EQIP”) and the Integration and Optimization Program (“IOP”), increase to the valuation allowance in connection with the deferred tax asset related to the Settlement agreement, loss on debt redemption, stock appreciation rights expense (“SARs”), write down of non-strategic assets and foreign currency exchange losses related to Venezuelan subsidiaries. For 2012, these items primarily included impairment of goodwill and other intangible assets, restructuring charges and loss on redemption.